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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated May 27, 1994 included in SkyWest, Inc.'s Form 10-K for the year ended March 31, 1994 and to all references to our Firm included in this Registration Statement.


ARTHUR ANDERSEN LLP


Salt Lake City, Utah
June 12, 1995